Exhibit 99.1

FIRST STATE BANCORPORATION

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

On January 3, 2006, First State Bancorporation (“First State” or “FSB”) completed its acquisition of Access Anytime Bancorp, Inc. (“Access”). The aggregate purchase price was approximately $32.6 million, including approximately $31.7 million of common stock and approximately $937,000 related to outstanding options at the date of acquisition. As a result of the acquisition, First State issued 1,416,940 shares of First State common stock valued at $22.37 per share, determined based on the average market price of First State’s common stock over the two-day period before and after the terms of the acquisition were agreed to and announced on August 31, 2005. In addition, First State assumed 74,196 options with a weighted average fair value of approximately $12.63, determined based on the market price of First State’s common stock on the date of acquisition of $24.29.

On January 10, 2006, First State completed its acquisition of New Mexico Financial Corporation (“NMFC”). The aggregate purchase price of approximately $17.3 million was determined based on 9,783 outstanding shares of NMFC common stock and a purchase price of $2,044.36 per share less the purchase of $2.7 million in treasury shares. As a result of the acquisition, First State issued 717,812 shares of First State common stock valued at $24.10 per share, determined based on the minimum exchange ratio of 84.83, pursuant to the terms of the purchase agreement.

The following unaudited pro forma combined condensed financial information and explanatory notes are presented to show the impact on First State’s historical financial position and results of operations pursuant to the acquisitions. The acquisitions are reflected in the pro forma financial information using the purchase method of accounting.

The Unaudited Pro Forma Combined Condensed Balance Sheet reflects the historical financial position of First State, Access, and NMFC at September 30, 2005 with pro forma adjustments based on the assumption that the acquisitions were effective September 30, 2005. The Unaudited Pro Forma Combined Condensed Statements of Operations assume that the acquisitions were consummated on January 1 of the earliest indicated period. The adjustments are based on information available and certain assumptions that we believe are reasonable.

The following information should be read in conjunction with, and is qualified in its entirety by the consolidated financial statements and accompanying notes of First State and the consolidated financial statements and accompanying notes of Access. The unaudited pro forma combined condensed financial information is intended for information purposes and is not necessarily indicative of the future financial position or future operating results of the combined company or of the financial position or operating results of the combined company that would have actually occurred had the acquisitions been in effect as of the date or for the periods presented.

First State Bancorporation

Unaudited Pro Forma Combined Condensed Balance Sheet

The following unaudited pro forma combined condensed balance sheet combines the consolidated historical balance sheets of First State, Access, and NMFC assuming the companies had been combined as of September 30, 2005, on a purchase accounting basis.

	September 30, 2005
	FSB Historical	Access Historical	Access Pro Forma Adjustments		FSB/Access Pro Forma Adjusted	NMFC Historical	NMFC Pro Forma Adjustments		FSB/Access/ NMFC Pro Forma Combined
	(dollars in thousands)
Assets
Cash and due from banks	$62,213	$6,581	$—		$68,794	$3,625	$—		$72,419
Interest-bearing deposits with other banks	141	5,800	(1,076	)(1)(3)	4,865	4,439	(4,183	)(6)(8)	5,121
Federal funds sold	14,000	1,488	—		15,488	293	—		15,781

Securities:
Trading	—	1,148	—		1,148	—	—		1,148
Available for sale	225,317	2,940	—		228,257	60,772	(4,000	)(8)	285,029
Held to maturity	71,352	119,820	(1,153	)(3)	190,019	—	—		190,019
FRB and FHLB bank stock	18,656	1,966	—		20,622	305	—		20,927

Loans:
Mortgage loans available for sale	21,936	4,534	—		26,470	—	—		26,470
Loans held for investment	1,493,122	201,463	(1,007	)(3)	1,693,578	36,888	342	(8)	1,730,808
Less: allowance for loan losses	(17,413)	(1,657)	—		(19,070)	(533)	27	(8)	(19,576)

Net loans	1,497,645	204,340	(1,007)		1,700,978	36,355	369		1,737,702

Premises and equipment, net	28,418	10,391	2,737	(3)	41,546	3,800	5,226	(8)	50,572
Accrued interest receivable	8,819	1,451	—		10,270	501	—		10,771
Intangible assets	43,833	10,053	12,508	(2)(3)	66,394	—	6,035	(7)(8)	72,429
Other assets	49,306	1,115	595	(3)	51,016	1,172	—		52,188

Total assets	$2,019,700	$367,093	$12,604		$2,399,397	$111,262	$3,447		$2,514,106

Liabilities and Stockholders’ Equity
Deposits:
Non-interest-bearing	$381,203	$25,866	$—		$407,069	$23,738	$—		$430,807
Interest-bearing	1,091,431	284,840	1,222	(3)	1,377,493	70,428	(252	)(8)	1,447,669

Total deposits	1,472,634	310,706	1,222		1,784,562	94,166	(252)		1,878,476

Securities sold under agreements to repurchase	73,802	—	—		73,802	—	—		73,802
FHLB advances and other	259,818	23,090	(27	)(3)	282,881	—	—		282,881
Junior subordinated debentures	48,971	8,248	923	(3)	58,142	—	—		58,142
Accrued interest payable	2,901	215	—		3,116	92	—		3,208
Other liabilities	5,659	1,869	1,164	(3)	8,692	398	3,271	(8)	12,361

Total liabilities	1,863,785	344,128	3,282		2,211,195	94,656	3,019		2,308,870

Stockholders’ equity
Common stock	82,976	14,622	17,665	(3)	115,263	4,772	12,262	(8)	132,297
Retained earnings	75,232	8,348	(8,348	)(1)(3)	75,232	12,345	(12,345	)(6)(8)	75,232
Unrealized gains (losses)	(2,293)	(5)	5	(3)	(2,293)	(511)	511	(8)	(2,293)

Total stockholders’ equity	155,915	22,965	9,322		188,202	16,606	428		205,236

Total liabilities and stockholders’ equity	$2,019,700	$367,093	$12,604		$2,399,397	$111,262	$3,447		$2,514,106

See notes to the unaudited pro forma combined condensed financial information.

First State Bancorporation

Unaudited Pro Forma Combined Condensed Statement of Operations

The following unaudited pro forma combined condensed statement of operations combines the consolidated historical statements of operations of First State, Access,and NMFC assuming the companies had been combined as of January 1, 2004, on a purchase accounting basis.

	For the Nine Months Ended September 30, 2005
	FSB Historical	Access Historical	Access Pro Forma Adjustments		FSB/Access Pro Forma Adjusted	NMFC Historical	NMFC Pro Forma Adjustments		FSB/Access/ NMFC Pro Forma Combined
	(dollars in thousands, except share and per share data)
Interest income:
Interest and fees on loans	$78,926	10,425	111	(4)	89,462	2,880	(50	)(9)	$92,292
Interest and dividends on securities:
Taxable securities	7,602	3,446	174	(4)	11,222	2,011	—		13,233
Non-taxable securities	1,292	—	—		1,292	11	—		1,303

Total interest and dividends on securities	8,894	3,446	174		12,514	2,022	—		14,536

Federal funds sold and interest-bearing deposits with other banks	245	120	(14	)(4)	351	62	(153	)(9)	260

Total interest income	88,065	13,991	271		102,327	4,964	(203)		107,088

Interest expense:
Interest on deposits	17,600	4,521	(132	)(4)	21,989	803	34	(9)	22,826
Short-term borrowings	3,799	706	12	(4)	4,517	—	—		4,517
Long-term borrowings	2,917	—	—		2,917	—	—		2,917
Junior subordinated debentures	1,997	574	(157	)(4)	2,414	—	—		2,414

Total interest expense	26,313	5,801	(277)		31,837	803	34		32,674

Net interest income	61,752	8,190	548		70,490	4,161	(237)		74,414

Provision for loan losses	(3,475)	(420)	—		(3,895)	1,657	—		(2,238)

Net interest income after provision for loan losses	58,277	7,770	548		66,595	5,818	(237)		72,176

Non-interest income	12,128	2,927	—		15,055	1,017	—		16,072
Non-interest expenses	46,494	8,402	18	(4)	54,914	3,587	255	(9)	58,756

Income before income taxes	23,911	2,295	530		26,736	3,248	(492)		29,492
Income tax expense	8,614	907	191		9,712	960	(177)		10,495

Net income	$15,297	1,388	339		17,024	2,288	(315)		$18,997

Average Common Shares Outstanding, basic	15,384,812	1,656,167	(239,227)		16,801,752	9,783	708,029		17,519,564
Average Common Shares Outstanding, diluted	15,647,958	1,702,006	(262,064)		17,087,900	9,783	708,029		17,805,712
Basic earnings per share	0.99	0.84			1.01	234.00			1.08
Diluted earnings per share	0.98	0.82			1.00	234.00			1.07

See notes to the unaudited pro forma combined condensed financial information.

First State Bancorporation

Unaudited Pro Forma Combined Condensed Statement of Operations

The following unaudited pro forma combined condensed statement of operations combines the consolidated historical statements of operations of First State, Access, and NMFC assuming the companies had been combined as of January 1, 2004, on a purchase accounting basis.

	For the Year Ended December 31, 2004
	FSB Historical	Access Historical	Access Pro Forma Adjustments		FSB/Access Pro Forma Adjusted	NMFC Historical	NMFC Pro Forma Adjustments		FSB/Access/ NMFC Pro Forma Combined
	(dollars in thousands, except share and per share data)
Interest income:
Interest and fees on loans	$83,623	12,022	178	(4)	95,823	3,068	(270	)(9)	$98,621
Interest and dividends on securities:
Taxable securities	9,173	1,764	273	(4)	11,210	2,066	—		13,276
Non-taxable securities	573	—	—		573	34	—		607

Total interest and dividends on securities	9,746	1,764	273		11,783	2,100	—		13,883

Federal funds sold and interest-bearing deposits with other banks	73	236	(12	)(4)	297	38	(142	)(9)	193

Total interest income	93,442	14,022	439		107,903	5,206	(412)		112,697

Interest expense:
Interest on deposits	19,222	3,728	(209	)(4)	22,741	980	200	(9)	23,921
Short-term borrowings	1,192	438	16	(4)	1,646	—	—		1,646
Long-term borrowings	1,728	—	—		1,728	—			1,728
Junior subordinated debentures	1,733	669	(209	)(4)	2,193	—	—		2,193

Total interest expense	23,875	4,835	(402)		28,308	980	200		29,488

Net interest income	69,567	9,187	841		79,595	4,226	(612)		83,209

Provision for loan losses	(4,500)	(731)	—		(5,231)	(465)	—		(5,696)

Net interest income after provision for loan losses	65,067	8,456	841		74,364	3,761	(612)		77,513

Non-interest income	14,191	3,126	—		17,317	1,287	—		18,604
Non-interest expenses	55,478	9,384	265	(4)	65,127	5,383	414	(9)	70,924

Income before income taxes	23,780	2,198	576		26,554	(335)	(1,026)		25,193
Income tax expense	8,555	1,069	207		9,831	(144)	(369)		9,318

Net income	$15,225	1,129	369		16,723	(191)	(657)		$15,875

Average Common Shares Outstanding, basic	15,312,068	1,338,641	78,299		16,729,008	9,783	708,029		17,446,820
Average Common Shares Outstanding, diluted	15,443,536	1,449,168	(16,411)		16,876,293	9,783	708,029		17,594,105
Basic earnings per share	0.99	0.84			1.00	(18.00)			0.91
Diluted earnings per share	0.99	0.78			.99	(18.00)			0.90

See notes to the unaudited pro forma combined condensed financial information.

FIRST STATE BANCORPORATION

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Basis of Presentation

The acquisitions will be accounted for using the purchase method of accounting, and accordingly, the assets and liabilities of Access and NMFC will be recorded at their respective fair values on January 3, 2006 and January 10, 2006, respectively, the dates the acquisitions were completed.

The pro forma financial information includes estimated adjustments to record certain assets and liabilities of Access and NMFC at their respective fair values. The actual adjustments may be materially different from the unaudited pro forma adjustments presented herein.

The final allocation of the purchase price will be determined after completion of thorough analyses to determine the fair values of Access’ and NMFC’s tangible and identifiable intangible assets and liabilities as of the date the acquisitions were completed. Any change in the fair value of Access’ or NMFC’s net assets will change the amount of the purchase price allocable to goodwill. Additionally, changes to Access’ or NMFC’s stockholders’ equity, including net income, after September 30, 2005, through the date the transactions were completed, will also change the amount of goodwill recorded.

Certain acquisition-related adjustments are not included in the pro forma statements of operation since they will be recorded in the combined results of operations after completion of the acquisitions and are not indicative of what the historical results of the combined company would have been had our companies actually been combined during the periods presented.

Access pro forma adjustments

(1)	The pro forma financial information for the Access acquisition is included only as of and for the nine months ended September 30, 2005, and for the year ended December 31, 2004. The pro forma adjustments in the pro forma financial statements reflect a dividend payment by Access, before the transaction was consummated, of $627,000.

(2)	The computation of the purchase price, the allocation of the purchase price to net assets of Access based on fair values estimated at September 30, 2005, and the resulting goodwill are presented below (in thousands). The estimated purchase price was determined based on 1,791,328 outstanding shares of Access common stock, the exchange ratio of .791, and an average stock price of 22.37 per share, plus approximately $937,000 related to 74,196 outstanding options with a weighted average fair value of approximately $12.63 per option based on the market price of First State’s common stock of $24.29 at the date of acquisition. The estimated core deposits intangible is 2.5% of total core deposits of approximately $215.1 million.

ESTIMATED PURCHASE PRICE
Consideration for Access common shares		$32,634

ESTIMATED NET ASSETS ACQUIRED
Access stockholder’s equity	$22,965
Less dividend of capital	(627)
Elimination of Access’ previous intangible assets	(10,053)
Severance agreements	(1,164)	11,121

Excess purchase price over carrying value of net assets acquired		21,513

Fair value adjustments:
Investment portfolio	1,153
Loan portfolio	1,007
Fixed assets	(2,737)
Fixed maturity deposits	1,222
FHLB advances	(27)
Junior subordinated debentures	923
Deferred taxes	(595)	946

Acquisition costs:
Professional fees	449
Out of pocket registration costs	(347)	102

Estimated core deposits intangible		(5,378)

Estimated goodwill		$17,183

(3)	The pro forma adjustments related to the pro forma combined condensed balance sheet at September 30, 2005, are presented below (in thousands).

	Adjustments increase (decrease)
ASSETS
Interest-bearing deposits with other banks:

Dividend of capital	$(627)
Professional fees	(449)	$(1,076)

Securities:
Fair value adjustment		(1,153)

Loans held for investment:
Fair value adjustment		(1,007)

Premises and equipment:
Fair value adjustment		2,737

Intangible assets:
Elimination of Access’ goodwill and intangibles	(10,053)
Goodwill	17,183
Core deposits intangible	5,378	12,508

Other Assets:
Deferred tax, fair value adjustment		595

		$12,604

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Interest-bearing deposits:
Fixed maturity deposits, fair value adjustment		$1,222

FHLB advances and other:
FHLB advances, fair value adjustment		(27)

Junior subordinated debentures:
Fair value adjustment		923

Other liabilities:
Severance agreements		1,164

Total liabilities		3,282

Stockholders’ equity:
Common stock:
Issuance of remaining unallocated ESOP shares	510
Elimination of Access common stock	(15,132)
Issuance of common stock	32,634
Out of pocket registration costs	(347)	17,665

Retained earnings:
Dividend	(627)
Elimination of remaining Access retained earnings	(7,721)	(8,348)

Unrealized gains:
Elimination of Access unrealized losses		5

Total stockholders’ equity		9,322

		$12,604

(4)	The pro forma adjustments related to the pro forma combined condensed statements of operations for the nine months ended September 30, 2005, and for the year ended December 31, 2004, are presented below (in thousands).

	Nine Months Ended September 30, 2005 Increase (Decrease)	Year Ended December 31, 2004 Increase (Decrease)
INTEREST INCOME
Amortization of the loan fair value adjustment over a period of 10 years using the effective interest method (the estimated contractual maturities)	$111	$178
Amortization of the investment portfolio fair value adjustment using the effective interest method over the remaining contractual maturities	174	273
Elimination of interest income from interest-bearing deposits with other banks for the dividend of capital	(14)	(12)

INTEREST EXPENSE
Amortization of the fixed maturity deposits fair value adjustment using the effective interest method over 5 years (the estimated remaining contractual maturities)	(132)	(209)
Amortization of FHLB advance fair value adjustment using the effective interest method over the remaining contractual maturities	12	16
Amortization of junior subordinated debentures fair value adjustment using the effective interest method over the remaining contractual maturities	(157)	(209)

Total net interest income adjustment	548	841

NON-INTEREST EXPENSES
Depreciation expense of the fair value adjustment for premises and equipment over a period of 30 years for buildings and 7 years for equipment using the straight line method	29	39
Amortization of the core deposit intangible over a period of ten years using an accelerated method	465	802
Elimination of Access intangible asset amortization	(160)	(177)
Elimination of Access ESOP expense	(232)	(265)
Elimination of DRP expense	(84)	(134)

Total non-interest expenses adjustment	18	265

Increase in income before income taxes	530	576

Income tax expense	191	207

Increase in income	$339	$369

(5)	The pro forma computation of basic and diluted average common shares outstanding for the nine months ended September 30, 2005, and for the year ended December 31, 2004, is presented below.

	Nine Months Ended September 30, 2005	Year Ended December 31, 2004
Average common shares outstanding, basic:
FSB average common shares outstanding, basic	15,384,812	15,312,068
Shares issued in the Access acquisition	1,416,940	1,416,940

	16,801,752	16,729,008

Average common shares outstanding, diluted:
FSB average common shares outstanding, diluted	15,647,958	15,443,536
Shares issued in the Access acquisition	1,416,940	1,416,940
Dilution effect of Access’ options converted to FSB options	23,002	15,817

	17,087,900	16,876,293

NMFC pro forma adjustments

(6)	The pro forma financial information for the NMFC acquisition is included only as of and for the nine months ended September 30, 2005, and for the year ended December 31, 2004. The pro forma adjustments in the pro forma financial statements reflect a dividend payment by NMFC, before the transaction was consummated, to reduce their overall equity, excluding unrealized losses, to $12.0 million, and the purchase of approximately $2.7 million in treasury shares.

(7)	The computation of the purchase price, the allocation of the purchase price to net assets of NMFC based on fair values estimated at September 30, 2005, and the resulting goodwill are presented below (in thousands). The purchase price of $17.3 million was determined based on 9,783 outstanding shares of NMFC common stock and a purchase price of $2,044.36 per share less the purchase of $2.7 million in treasury shares. The estimated core deposits intangible is 2.5% of total core deposits of approximately $87.7 million.

ESTIMATED PURCHASE PRICE
Consideration for NMFC common shares		$17,299

ESTIMATED NET ASSETS ACQUIRED
NMFC stockholder’s equity	$16,606
Dividend of capital	(5,117)
Purchase of NMFC treasury shares for cash	(2,701)
Severance agreements	(1,050)	7,738

Excess purchase price over carrying value of net assets acquired		9,561

Fair value adjustments:
Loan portfolio	(369)
Fixed Assets	(5,226)
Fixed maturity deposits	(252)
Deferred taxes	2,221	(3,626)

Acquisition costs:
Professional fees	365
Out of pocket registration costs	(265)	100

Estimated core deposit intangible		(2,192)

Estimated goodwill		$3,843

(8)	The pro forma adjustments related to the pro forma combined condensed balance sheet at September 30, 2005, are presented below (in thousands).

	Adjustments increase (decrease)
ASSETS

Interest-bearing deposits with other banks:

Dividend of capital	$(5,117)
Purchase of treasury shares	(2,701)
Sale of investment securities to fund dividend and treasury stock purchase	4,000
Professional fees	(365)	$(4,183)

Securities:
Sale of investment securities to fund dividend and treasury stock purchase		(4,000)

Loans held for investment:
Fair value adjustment		369

Premises and equipment:
Fair value adjustment		5,226

Intangible assets:
Goodwill	3,843
Core deposits intangible	2,192	6,035

		$3,447

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Interest-bearing deposits:
Fixed maturity deposits, fair value adjustment		$(252)

Other liabilities:
Deferred tax, fair value adjustment	2,221
Severance agreements	1,050	3,271

Total liabilities		3,019

Stockholders’ equity:
Common stock:
Repurchase of NMFC’s common stock to be retired treasury stock	(2,701)
Elimination of remaining NMFC’s common stock	(2,071)
Out of pocket registration costs	(265)
Issuance of common stock	17,299	12,262

Retained earnings:
Dividend	(5,117)
Elimination of remaining NMFC retained earnings	(7,228)	(12,345)

Unrealized gains:
Elimination of NMFC unrealized losses		511

Total stockholders’ equity		428

		$3,447

(9)	The pro forma adjustments related to the pro forma combined condensed statements of operations for the nine months ended September 30, 2005, and for the year ended December 31, 2004, are presented below (in thousands).

	Nine Months Ended September 30, 2005 Increase (Decrease)	Year Ended December 31, 2004 Increase (Decrease)
INTEREST INCOME
Amortization of the loan fair value adjustment over a period of 10 years using the effective interest method (the estimated contractual maturities)	$(50)	$(270)
Elimination of interest income from interest-bearing deposits with other banks for the dividend of capital and repurchase of treasury shares	(153)	(142)

INTEREST EXPENSE
Amortization of the fixed maturity deposits fair value adjustment using the effective interest method over 5 years (the estimated remaining contractual maturities)	34	200

Total net interest income adjustment	(237)	(612)

NON-INTEREST EXPENSES
Depreciation expense of the fair value adjustment for premises and equipment over a period of 30 years for buildings and 7 years for equipment using the straight line method	65	87
Amortization of the core deposit intangible over a period of ten years using an accelerated method	190	327

Total non-interest expenses adjustment	255	414

Decrease in income before income taxes	(492)	(1,026)

Income tax benefit	(177)	(369)

Decrease in income	$(315)	$(657)

(10)	The pro forma computation of basic and diluted average common shares outstanding for the nine months ended September 30, 2005, and for the year ended December 31, 2004, is presented below.

	Nine Months Ended September 30, 2005	Year Ended December 31, 2004
Average common shares outstanding, basic:
FSB average common shares outstanding, basic	15,384,812	15,312,068
Shares issued in the NMFC acquisition	717,812	717,812
Shares issued in the Access acquisition	1,416,940	1,416,940

	17,519,564	17,446,820

Average common shares outstanding, diluted:
FSB average common shares outstanding, diluted	15,647,958	15,443,536
Shares issued in the NMFC acquisition	717,812	717,812
Shares issued in the Access acquisition	1,416,940	1,416,940
Dilution effect of Access’ options converted to FSB options	23,002	15,817

	17,805,712	17,594,105